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                                                                                                      EXHIBIT-99
                                          MONTHLY SERVICERS CERTIFICATE
                                          SERVICER:  NATIONSBANK, N.A.
                                          NATIONSBANK AUTO TRUST 1995-A

  Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the
            "Pooling and Servicing Agreement") between NationsBank, N.A., NationsBank of Georgia,N.A.
  NationsBank of Florida, N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as "Servicer");
         and Chemical Bank (as "Trustee"), the Servicer is required to prepare certain information each month regarding distributions to Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.


Collection Period                                                                                   Nov-98
Determination Date                                                                                12/08/1998
Deposit Date                                                                                      12/14/1998
Distribution Date                                                                                 12/15/1998
Pool Balance on the close of the last day of the preceding Collection Period                     136,539,095.24
Less:     Principal Collections                                                                   10,417,241.72
Purchase Amount allocable to Principal                                                                     0.00
 Realized Losses                                                                                     662,634.22
                                                                                               -----------------
 Pool Balance on the close of the last day of the Collection Period                              125,459,219.30
                                                                                               =================
Original Pool Balance                                                                          1,066,816,806.33
Pool Factor                                                                                            11.76015%

Class A Certificate Balance
Beginning Class A Certificate Balance                                                            132,442,922.38
Class A Principal Distribution to Class A Distribution Account                                    10,747,479.66
                                                                                               -----------------
Ending Class A Certificate Balance                                                               121,695,442.72
Original Class A Certificate Balance                                                           1,034,812,302.14
 Class A Pool Factor                                                                                   11.76015%

Class B Certificate Balance
Beginning Class B Certificate Balance                                                              4,096,172.85
Class B Principal Distribution to Class B Distribution Account                                       332,396.28
                                                                                               -----------------
Ending Class B Certificate Balance                                                                 3,763,776.57
Original Class B Certificate Balance                                                              32,004,504.19
 Class B Pool Factor                                                                                   11.76015%

Class A Pass-Through Rate                                                                                5.8500%
Class B Pass-Through Rate                                                                                6.0000%

Class A Percentage                                                                                      97.0000%
Class B Percentage                                                                                       3.0000%

Available Interest
Collections and Liquidation Proceeds allocable to interest                                         1,150,889.52
Recoveries                                                                                           135,137.31
Purchase Amount allocable to Interest                                                                      0.00
                                                                                               -----------------
Total Interest Collections                                                                         1,286,026.83
Advances for the related Distribution Date                                                           242,174.22
Less:  Outstanding Advances to be reimbursed                                                         188,925.70
                                                                                               -----------------
Total Available Interest                                                                           1,339,275.35

Available Principal
Collections and Liquidation Proceeds allocable to Principal                                       10,417,241.72
Purchase Amount allocable to Principal                                                                     0.00
                                                                                               -----------------
Total Available Principal                                                                         10,417,241.72

Deposit to Certificate Account
Available Interest                                                                                 1,339,275.35
Available Principal                                                                               10,417,241.72
Withdrawal from Reserve Account                                                                      103,281.56
Less:  Basic Servicing Fee to be withheld from Collections                                           113,782.58
                                                                                               -----------------
Net Deposit to Certificate Account                                                                11,746,016.05

Class A Interest Distribution
Class A Monthly Interest                                                                             645,659.25
Class A Interest Carryover Shortfall                                                                       0.00
                                                                                               -----------------
Total                                                                                                645,659.25

Class B Interest Distribution
Class B Monthly Interest                                                                              20,480.86
Class B Interest Carryover Shortfall                                                                       0.00
                                                                                               -----------------
Total                                                                                                 20,480.86

Class A Principal Distribution
Class A Monthly Principal                                                                         10,747,479.66
Class A Principal Carryover Shortfall from the preceding
      Distribution Date                                                                                    0.00
                                                                                               -----------------
Total                                                                                             10,747,479.66

Class B Principal Distribution
Class B Monthly Principal                                                                            332,396.28
Class B Principal Carryover Shortfall from the preceding
        Distribution Date                                                                                  0.00
                                                                                               -----------------
Total                                                                                                332,396.28

Basic Servicing Fee (inc. unpaid amount from prior periods)                                          113,782.58

Distributions to the extent of Available Interest and Available Reserve Amount
(and Class B Percentage of Available Principal with respect to Class A Interest Distribution)
Unpaid Basic Servicing Fee to Servicer                                                               113,782.58
Class A Interest Distribution to Class A Distribution Account                                        645,659.25
Class B Interest Distribution to Class B Distribution Account                                         20,480.86

Distributions of Available Principal, Remaining Available Interest
and Remaining Available Reserve Amount
Class A Principal Distribution to Class A Distribution Account                                    10,747,479.66
Class B Principal Distribution to Class B Distribution Account                                       332,396.28
To Reserve Account up to Specified Reserve Account Balance                                                 0.00
Any Remaining Amounts to Sellers                                                                           0.00


Specified Reserve Account Balance                                                                 13,335,210.08
Greater of:
(a) Reserve percentage applicable                                                                          5.00%
      Pool Balance on last day of Collection Period times reserve
           percentage applicable                                                                   6,272,960.97
(b) Lesser of: Deposit from Available Interest and Available Principal
(i)  floor amount stated or                                                                       13,335,210.08
(ii) Pool Balance on last day of Collection Period
      plus interest through Scheduled Distribution Date                                          155,734,531.11
Specified Reserve Account Balance                                                                 13,335,210.08

Reserve Account
Beginning Balance                                                                                 13,311,969.20
Deposit from Available Interest and Available Principal                                                    0.00
Investment Earnings                                                                                   49,171.35
Less:  Withdrawal from Reserve Account and deposit to Certificate
            Account to cover:
Accrued and unpaid Basic Servicing Fees                                                                    0.00
Amounts to be distributed to Certificateholders'                                                     103,281.56
Reimb. to Servicer for Outstanding Advances associated with
    Defaulted Accounts                                                                                25,109.14
Less: Withdrawal by Sellers of Excess of Reserve Account Balance Over
             Specified Reserve Account Balance                                                             0.00
Less:  Withdrawal of Investment Earnings by Servicer                                                       0.00
                                                                                               -----------------
Ending Balance                                                                                    13,232,749.85
                                                                                               =================

Available Reserve Account Balance                                                                 13,311,969.20

Realized Losses                                                                                      662,634.22
Net Loss Ratio (annualized)
For the current Collection Period                                                                          4.83%
For the preceding Collection Period                                                                        4.33%
For the second preceding Collection Period                                                                 1.31%
Average Net Loss Ratio (Specified Reserve Account Balance increases if greater than 1.50%)                 3.49%

Delinquency Analysis
Number of Loans
   30 to 59 days past due                                                                                   991
   60 to 89 days past due                                                                                   282
   90 or more days past due                                                                                 123
                                                                                               -----------------
Total                                                                                                     1,396

Principal Balance
   30 to 59 days past due                                                                          5,875,775.87
   60 to 89 days past due                                                                          1,682,136.33
   90 or more days past due                                                                          812,072.35
                                                                                               -----------------
Total                                                                                              8,369,984.55

Delinquency Ratio
For the current Collection Period                                                                          1.99%
For the preceding Collection Period                                                                        1.88%
For the second preceding Collection Period                                                                 1.96%
Average Delinquency Ratio (Specified Reserve Account Balance increases if greater
          than 1.25%)                                                                                      1.94%

Collateral Repossessed and Held by the Trust
Number                                                                                                       59
Principal Balance                                                                                    423,750.35

Weighted Average Computations
Weighted Average Coupon                                                                                10.67330%
Weighted Average Original Term                                                                            62.60
Weighted Average Remaining Term                                                                           19.40


Note:  Contemporaneous  with  the  merger  of  NationsBank  Corporation and BankAmerica Corporation, NationsBank
changed  the
          timing  of  recognition  of  charge-offs  on  delinquent  automobile loans in order to standardize its policy.  The  effect  of  this
          change  is that delinquent automobile loans will be charged off at 120 days past due.  Recoveries will be  realized  upon  receipt
          of  liquidation  proceeds.  The  estimated  impact  of  this  change  is  increased  charge-offs  of approximately  $243,000.00  in
          November  1998.

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